UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number               811-21309

 Advent Claymore Convertible Securities and Income Fund
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020

(Address of principal executive offices) (Zip code)

Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor, New York, NY 10020

(Name and address of agent for service)

Registrant's telephone number, including area code:          (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Semiannual Report
April 30, 2011
(Unaudited)

Advent Claymore Convertible Securities and Income Fund | AVK

ADVENT CAPITAL MANAGEMENT

GUGGENHEIM

www.guggenheimfunds.com/avk

... your bridge to the LATEST,

most up-to-date INFORMATION about the

Advent Claymore Convertible Securities and Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/avk, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advent Capital Management and Guggenheim Funds are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 l Semiannual Report l April 30, 2011

AVK l Advent Claymore Convertible Securities and Income Fund

Tracy V. Maitland
President and Chief Executive Officer

Dear Shareholder l

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund (the “Fund”).This report covers the Fund’s performance for the semiannual fiscal period ended April 30, 2011.

Advent Capital Management, LLC serves as the Fund’s investment adviser. Based in NewYork, NewYork, with additional investment personnel in London, England,Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of April 30, 2011,Advent managed approximately $6 billion in assets.

Guggenheim Funds Distributors, Inc., (“GFDI”) serves as the servicing agent to the Fund. GFDI is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $100 billion in assets under management and supervision.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and up to 40% in lower grade, non-convertible income securities.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2011, the Fund generated a total return based on market price of 11.21% and a return of 12.57% based on NAV.As of April 30, 2011, the Fund’s market price of $19.17 represented a discount of 7.53% to NAV of $20.73.As of October 31, 2010, the Fund’s market price of $18.19 represented a discount of 6.14% to NAV of $19.38.The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

In each month from November 2010 through April 2011, the Fund paid a monthly distribution of $0.0939 per common share. In addition, the Fund paid a supplemental distribution of $0.454 per common share on December 31, 2010.The current monthly distribution represents an annualized distribution rate of 5.88% based upon the last closing market price of $19.17 as of April 30, 2011.There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 34 of this report.When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share.The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the share price is lower than when the price is higher.

The Fund is managed by a team of experienced and seasoned professionals led by me in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital

Semiannual Report l April 30, 2011 l 3

AVK l Advent Claymore Convertible Securities and Income Fund l Dear Shareholder continued

Management, LLC.We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that impacted the Fund’s performance.

We are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Fund’s website at www.guggenheimfunds.com/avk.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund
May 31, 2011

4 l Semiannual Report l April 30, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Questions & Answers

Questions & Answers l

Advent Claymore Convertible Securities and Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC, (“Advent” of the “Investment Adviser”), led by Tracy V. Maitland,Advent’s Founder, President and Chief Investment Officer. In the following interview, Mr. Maitland discusses the convertible securities and high yield markets and the performance of the Fund during the six-month period ended April 30, 2011.

Please describe the Fund’s objective and management strategies.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income.An important goal of the Fund is to provide total returns comparable with equities by using higher yielding and typically less volatile convertible securities.

Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and may invest up to 40% in lower grade, non-convertible income securities, although the percentage of the Fund’s assets invested in convertible securities and non-convertible income securities may vary from time to time, consistent with the Fund’s investment objective, due to changes in equity prices and changes in interest rates and other economic and market factors.The Fund expects to invest approximately 70% of its assets in lower-grade securities, including lower-grade convertible securities; however, from time to time, it is possible that all of the Fund’s assets may be invested in lower-grade securities. During periods of very high market volatility, the Fund may not be invested at these levels.

Investing in below investment grade securities may increase the level of risk in the portfolio, as these securities are issued by companies that are considered less financially strong than issuers of investment-grade securities.This risk is addressed through rigorous credit research. Each issuer’s financial statements are carefully scrutinized, and every effort is made to avoid securities of weaker companies that may be likely to default.

More than half of the convertible market and a large portion of the Fund’s convertible investments are in securities issued by growth companies, particularly companies within the health care and technology sectors. Growth companies generally issue convertible bonds or convertible preferred stocks as a means of raising capital to build their businesses. Convertibles represent something of a hybrid between equity and debt as a way to raise capital; convertibles generally offer lower interest rates than non-convertible bonds, but entail less dilution than issuing common stock. Convertible preferreds are often issued by financial companies in order to raise capital while keeping their credit ratings higher than if they offered bonds.This is because issuing bonds would increase the proportion of debt on an issuer’s balance sheet, possibly triggering a downgrade in credit rating, while preferred stock is classified as equity.

The Fund’s ability to allocate among convertibles and high yield bonds helps provide diversification at an asset, sector and security level.Among the attractions of convertible securities are that they generally offer a yield advantage over common stocks; they have tended to capture much of the upside when equity prices move up in stronger markets; and convertibles’ yield advantage and bond-like characteristics have historically provided inherent downside protection in weaker markets. However, there is no assurance that convertible securities will participate significantly in any upward movement of the underlying common stock or that they will provide protection from downward movements.

Please tell us about the economic and market environment over the last six months.

The period was generally characterized by improving economic activity, and there is increasing evidence that the recovery in the U.S. is becoming more self-sustaining, although the pace of growth remains below that of past rebounds from deep recessions. Real gross domestic product (GDP) — the output of goods and services produced by labor and property located in the United States — increased at an annual rate of 1.8% in the first quarter of 2011.This pace was considerably slower than in the fourth quarter of 2010, when real GDP increased 3.1%.

Recent employment figures have been encouraging, suggesting the strongest pace of net hiring so far in this recovery. Production data has been firm, and surveys of purchasing managers indicate further strength in industrial production. Despite sharp rises in prices of commodities, particularly oil, overall inflation remains low. Corporate earnings reports have generally been stronger than consensus expectations, and the equity market has responded positively.

For the six months ended April 30, 2011, the S&P 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market, returned 16.36%. Benefitting from strength in the equity market as well as investors’ interest in current income, convertible securities performed well, as evidenced by the 11.55% return of the Merrill Lynch All U.S. Convertibles Index.The market for convertible securities was supported in part by the entry into the market of some equity investors who sought equity exposure plus some yield, particularly those who were becoming more cautious about the market environment

Interest rates remained low during the period. In the bond market, lower quality issues performed much better than the securities with the highest credit ratings, as spreads tightened, reflecting investors’ increasing willingness to embrace credit risk as they search for yield. Return of the Barclays Capital U.S.Aggregate Bond Index (the “Barclays Aggregate”), which measures return of

Semiannual Report l April 30, 2011 l 5

AVK l Advent Claymore Convertible Securities and Income Fund l Questions & Answers continued

the U.S. bond market as a whole, was 0.02%. Return of the Merrill Lynch HighYield Master II Index, which measures performance of the U.S. high-yield bond market, was 6.14% for the six months ended April 30, 2011.

How did the Fund perform in this environment?

The Fund performed well, benefiting from strength in both convertible securities and high yield bonds.All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2011, the Fund generated a total return based on market price of 11.21% and a return of 12.57% based on NAV.As of April 30, 2011, the Fund’s market price of $19.17 represented a discount of 7.53% to NAV of $20.73.As of October 31, 2010, the Fund’s market price of $18.19 represented a discount of 6.14% to NAV of $19.38.The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

Market conditions during the first half of the Fund’s 2011 fiscal year were positive for the Fund, which seeks equity-like returns with a focus on income by investing at least 60% of the Fund’s assets in convertible securities, under normal conditions.The Fund performed better than most other closed-end convertible funds, in large part because it was heavily invested in convertible securities, while most competing funds had more emphasis on high yield bonds, which performed well, but not as well as convertibles.

The Fund’s use of leverage contributed further to higher income and a high total return during a period of very low short-term interest rates and strong markets. Past performance is not a guarantee of future results.The use of leverage, which contributed to performance during this period, can impede performance when the cost of leverage is higher than the returns generated by the Fund’s investments.

What were the major investment decisions that affected the Fund’s performance?

The Fund’s asset mix was not changed significantly.At the end of the prior fiscal year, October 31, 2010, convertible securities represented 67.4% of total investments, high yield bonds represented 19.8%, short-term investments represented 8.3%, and other investments represented 4.5%.As of April 30, 2011, convertible securities represented 73.6% of total investments, high yield bonds represented 21.5%, short-term investments represented 1.8%, and other investments represented 3.1%.

The investment in short-term investments was reduced, as the Investment Adviser took advantage of attractive opportunities in the convertibles market.Within the high yield portion of the portfolio, holdings were broadened to achieve enhanced liquidity and better diversification.

In the convertible portion of the portfolio, the representation in the financials sector was increased, as several financial services firms issued new high yielding preferred stocks. Investments in the industrials and consumer discretionary sectors were also increased.The automotive industry presented some especially attractive opportunities.When auto manufacturer General Motors Co. (1.4% of long-term investments at period end) emerged from bankruptcy and once again issued common stock to the public in November 2010, it also issued a high yielding convertible preferred.This and other issues in the automotive industry, some to restructure balance sheets and some for new investments, are considered by the Investment Adviser to have good long-term potential, as well as offering attractive current yield. Selective additions in the energy and health care sectors also contributed to performance.

One of the top contributors to performance was Omnicare, Inc. (2.1% of long-term investments at period end), a pharmaceutical services company. Omnicare experienced a board-directed management change and a strategic refocusing, which the Investment Adviser believes will improve financial discipline as well as create a more positive culture within the company.The stock responded positively to these changes.

Another positive in the health care sector was a position in Hologic, Inc. (0.7% of long-term investments at period end) which is focused on the health care needs of women.The Fund benefited from Hologic’s partial swap of an existing convertible security for a new security that is more equity sensitive.Also, the company’s fundamentals improved with the approval of a new product by the FDA.

Another top performer in health care was Amerigroup Corp. (0.9% of long-term investments at period end), a multi-state managed healthcare company that is one of the few providers of managed care programs to Medicaid participants.The Company benefited as more states are looking to outsource Medicaid administration to reduce costs.

Other contributors included Apache Corp. (1.9% of long-term investments at period end), an oil and natural gas exploration and development company, which benefited from strength in the energy sectors and a warrant position in JPMorgan Chase & Co. (1.0% of long-term investments at period end), a bank holding company that may soon be permitted by the government to raise its dividend.

Some of the poor performers in the portfolio were also in the health care sector.Allergan, Inc. (not held in the portfolio at period end) is a pharmaceutical company whose securities were trading above the call price; they lost value when they were called by the issuer.Teva Pharmaceutical Industries Limited (not held in the portfolio at period end), a producer of generic pharmaceuticals based in Israel, has callable securities that lost value on concerns that they will soon be called.

6 l Semiannual Report l April 30, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Questions & Answers continued

Another negative was CEMEX, S.A.B. de C.V. (1.0% of long-term investments at period end), a Mexican cement company that dropped on investor concerns about possible weakness in emerging markets.

How has the Fund’s leverage strategy affected performance?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from a portfolio that is not leveraged.The Fund currently implements its leverage strategy through the issuance of Auction Market Preferred Shares (“AMPSSM”). During the six-month period ended April 30, 2011, the cost of leverage was much less than the return of the Fund’s investments; accordingly, leverage made a significant contribution to the Fund’s total return.The Fund’s leverage outstanding as of April 30, 2011, was $262 million, approximately 35% of the Fund’s total managed assets.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage. Since the portfolio’s total return was sufficiently positive during this period, the effect of leverage was positive.

Please discuss the Fund’s distributions over the last year.

In each month from November 2010 through April 2011, the Fund paid a monthly distribution of $0.0939 per common share. In addition, the Fund paid a supplemental distribution of $0.454 per common share on December 31, 2010.The current monthly distribution represents an annualized distribution rate of 5.88% based upon the last closing market price of $19.17 as of April 30, 2011.There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

What is the current outlook for the markets and the Fund?

The Fund’s management team continues to see opportunities in both convertible securities and high yield bonds, which provide the opportunity to participate in improving situations with some downside protection from the income these securities provide.

A distinguishing feature of this Fund is its strong emphasis on convertible securities.While there are many funds that are designated as convertible funds, most competing funds place far more emphasis on high yield bonds.Advent believes that this Fund offers the dual advantages of yield from convertible securities and equity participation.When equity markets rise, as they have during the past six months, the equity sensitivity of a portfolio of convertible securities increases.When equity markets are weak, convertibles’ declining equity sensitivity, combined with a yield advantage, mitigates the downside.When the equity market rises and credit spreads narrow simultaneously, as they have during recent months, convertible securities benefit from both trends.

Advent believes that, over the long term, careful security selection and asset allocation will help the Fund’s performance by providing favorable returns in rising markets and a level of income that can help provide downside protection for overall return against down markets.

Index Definitions

Indices are unmanaged and it is not possible to invest directly in any index.

The Merrill Lynch All U.S. Convertibles Index is comprised of more than 500 issues of convertible bonds and convertible preferred shares of all qualities.

S&P 500 Index is a capitalization-weighted index of 500 stocks.The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Barclays Capital US Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

AVK Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind.The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Convertible Securities.The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s‘‘conversion price,’’which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Synthetic Convertible Securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Semiannual Report l April 30, 2011 l 7

AVK l Advent Claymore Convertible Securities and Income Fund l Questions & Answers continued

Lower Grade Securities. Investing in lower grade securities (commonly known as“junk bonds”) involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Interest Rate Risk. In addition to the risks discussed above, convertible securities and nonconvertible income securities are subject to certain risks, including:

• if interest rates go up, the value of convertible securities and nonconvertible income securities in the Fund’s portfolio generally will decline;

• during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and

• during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

Illiquid Investments.The Fund may invest without limit in illiquid securities.The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Adviser, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so.The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund’s investment opportunities.

Strategic Transactions.The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate and foreign currency transactions, options, futures, swaps, caps, floors, and collars and other derivatives transactions.

Auction Market Preferred Shares (AMPS) Risk.There also risks associated with investing in Auction Market Preferred Shares or AMPS.The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker/dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker dealers.These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. The AMPS market continues to remain illiquid as auctions for nearly all AMPS continue to fail. A failed auction is not a default, nor does it require the redemption of a fund’s auction-rate preferred shares. Provisions in the Fund’s offering documents provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS.

In addition to the risks described above, the Fund is also subject to: Management Risk, Market Disruption Risk, and Anti-Takeover Provisions. Please see www.guggenheimfunds.com/avk for a more detailed discussion about Fund risks and considerations.

8 l Semiannual Report l April 30, 2011

AVK l Advent Claymore Convertible Securities and Income Fund

Fund Summary l As of April 30, 2011 (unaudited)

Fund Statistics
Share Price		$19.17
Common Share Net Asset Value		$20.73
Premium/Discount to NAV		-7.53%
Net Assets Applicable to Common Shares ($000)		$488,804

Total Returns
(Inception 4/30/03)	Market	NAV
Six Month	11.21%	12.57%
One Year	18.55%	16.33%
Three Year - average annual	2.73%	2.67%
Five Year - average annual	4.42%	3.75%
Since Inception - average annual	6.30%	7.37%

	% of Long-Term
Top Ten Industries		Investments
Banks		11.5%
Insurance		5.7%
Real Estate Investment Trusts		5.5%
Telecommunications		5.5%
Health Care Services		5.5%
Oil & Gas		5.3%
Electric		4.8%
Diversified Financial Services		4.8%
Biotechnology		4.4%
Pharmaceuticals		4.1%

	% of Long-Term
Top Ten Issuers		Investments
PPL Corp.		2.8%
Omnicare Capital Trust II		2.1%
Bank of America Corp.		2.0%
Apache Corp.		1.9%
New York Community Capital Trust V		1.9%
Gilead Sciences, Inc.		1.8%
Lucent Technologies Capital Trust I		1.8%
Wells Fargo & Co.		1.8%
Citigroup, Inc.		1.7%
Medtronic, Inc.		1.7%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/avk. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Semiannual Report l April 30, 2011 l 9

AVK l Advent Claymore Convertible Securities and Income Fund
Portfolio of Investments l April 30, 2011 (unaudited)

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments — 148.4%
	Convertible Bonds — 53.7%
	Aerospace & Defense — 0.4%
$ 2,000,000	AAR Corp.(a)	BB	1.63%	03/01/2014	N/A	$ 2,012,500
	Airlines — 1.9%
9,281,000	United Continental Holdings, Inc.	CCC+	4.50%	06/30/2021	07/05/11 @ 100	9,350,608
	Biotechnology — 6.0%
5,000,000	Amgen, Inc., Series B	A+	0.38%	02/01/2013	N/A	5,012,500
4,506,000	Amylin Pharmaceuticals, Inc.	NR	3.00%	06/15/2014	N/A	4,122,990
12,175,000	Gilead Sciences, Inc.(a)	A-	1.00%	05/01/2014	N/A	13,194,656
6,000,000	Life Technologies Corp.	BBB	1.50%	02/15/2024	02/15/12 @ 100	7,087,500
						29,417,646
	Building Materials — 1.5%
7,460,000	Cemex SAB de CV (Mexico)	NR	4.88%	03/15/2015	N/A	7,515,950
	Coal — 2.7%
4,083,000	Massey Energy Co.	BB-	3.25%	08/01/2015	N/A	4,618,894
8,928,000	Patriot Coal Corp.	NR	3.25%	05/31/2013	N/A	8,749,440
						13,368,334
	Computers — 1.9%
136,000	EMC Corp., Series A	A-	1.75%	12/01/2011	N/A	240,550
500,000	EMC Corp., Series B	A-	1.75%	12/01/2013	N/A	903,750
3,000,000	RadiSys Corp.	NR	2.75%	02/15/2013	N/A	2,988,750
5,000,000	SanDisk Corp.	BB-	1.00%	05/15/2013	N/A	4,937,500
						9,070,550
	Diversified Financial Services — 2.1%
5,000,000	Affiliated Managers Group, Inc.	BBB-	3.95%	08/15/2038	08/15/13 @ 100	5,818,750
4,320,000	Jefferies Group, Inc.	BBB	3.88%	11/01/2029	11/01/17 @ 100	4,455,000
						10,273,750
	Electrical Components & Equipment — 1.0%
5,000,000	Suntech Power Holdings Co. Ltd. (Cayman Islands)	NR	3.00%	03/15/2013	N/A	4,687,500
	Energy-Alternate Sources — 0.9%
3,500,000	Covanta Holding Corp.	B	3.25%	06/01/2014	N/A	4,125,625
	Entertainment — 1.2%
5,000,000	International Game Technology	BBB	3.25%	05/01/2014	N/A	5,962,500
	Health Care Products — 5.2%
3,948,000	Hologic, Inc., Series 2010(b)	BB+	2.00%	12/15/2037	12/15/16 @ 100	4,782,015
3,000,000	Integra LifeSciences Holdings Corp.(a)	NR	2.38%	06/01/2012	N/A	3,090,000
11,600,000	Medtronic, Inc., Series B	AA-	1.63%	04/15/2013	N/A	12,020,500
5,540,000	NuVasive, Inc.	NR	2.25%	03/15/2013	N/A	5,699,275
						25,591,790
	Health Care Services — 3.9%
4,000,000	AMERIGROUP Corp.	BB+	2.00%	05/15/2012	N/A	6,480,000
8,265,000	LifePoint Hospitals, Inc.	B	3.50%	05/15/2014	N/A	8,946,863
3,045,000	Lincare Holdings, Inc., Series A	NR	2.75%	11/01/2037	11/01/12 @ 100	3,615,937
						19,042,800
	Home Builders — 0.9%
4,000,000	Lennar Corp.(a)	B+	2.75%	12/15/2020	12/20/15 @ 100	4,440,000

See notes to financial statements.
10 l Semiannual Report l April 30, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments (unaudited) continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Insurance — 0.9%
$ 3,760,000	Old Republic International Corp.	BBB+	8.00%	05/15/2012	N/A	$ 4,450,900
	Internet — 3.5%
5,600,000	Symantec Corp., Series B	BBB	1.00%	06/15/2013	N/A	6,937,000
3,250,000	WebMD Health Corp.(a)	NR	2.25%	03/31/2016	N/A	3,286,562
6,300,000	WebMD Health Corp.(a)	NR	2.50%	01/31/2018	N/A	6,725,250
						16,948,812
	Lodging — 2.3%
6,973,000	MGM Resorts International	CCC+	4.25%	04/15/2015	N/A	7,278,069
4,250,000	Morgans Hotel Group Co.	NR	2.38%	10/15/2014	N/A	3,787,812
						11,065,881
	Media — 0.8%
2,750,000	XM Satellite Radio, Inc.(a)	BB-	7.00%	12/01/2014	N/A	4,021,875
	Miscellaneous Manufacturing — 1.5%
2,000,000	Eastman Kodak Co.	CC	7.00%	04/01/2017	10/01/16 @ 100	1,700,000
4,850,000	Trinity Industries, Inc.	BB-	3.88%	06/01/2036	06/01/18 @ 100	5,328,938
						7,028,938
	Oil & Gas — 0.9%
4,850,000	Chesapeake Energy Corp.	BB+	2.25%	12/15/2038	12/15/18 @ 100	4,559,000
	Pharmaceuticals — 2.3%
1,500,000	Isis Pharmaceuticals, Inc.	NR	2.43%	02/15/2027	02/15/12 @ 101	1,466,250
4,000,000	Medicis Pharmaceutical Corp.	NR	2.50%	06/04/2032	05/24/11 @ 100	5,050,000
4,000,000	Shire PLC, Series SHP (Channel Islands)	NR	2.75%	05/09/2014	N/A	4,650,000
						11,166,250
	Real Estate — 1.2%
4,231,000	Forest City Enterprises, Inc.	NR	3.63%	10/15/2014	10/15/13 @ 100	5,955,133
	Real Estate Investment Trusts — 4.9%
2,030,000	Annaly Capital Management, Inc.	NR	4.00%	02/15/2015	N/A	2,372,563
2,700,000	Home Properties, LP(a)	BBB	4.13%	11/01/2026	11/06/11 @ 100	2,764,125
7,005,000	Host Hotels & Resorts, LP(a)	BB+	2.63%	04/15/2027	04/20/12 @ 100	7,057,537
4,465,000	Macerich Co.(a)	NR	3.25%	03/15/2012	N/A	4,492,906
4,325,000	Northstar Realty Finance(a)	NR	7.50%	03/15/2031	03/15/16 @ 100	4,341,219
2,500,000	RAIT Financial Trust	NR	7.00%	04/01/2031	04/05/16 @ 100	2,762,500
						23,790,850
	Semiconductors — 3.1%
9,000,000	Intel Corp.(c)	A-	2.95%	12/15/2035	N/A	9,641,250
5,209,000	Micron Technology, Inc.	B+	1.88%	06/01/2014	N/A	5,638,742
						15,279,992
	Telecommunications — 2.7%
6,200,000	Anixter International, Inc.	B+	1.00%	02/15/2013	N/A	8,215,000
5,100,000	NII Holdings, Inc.	B-	3.13%	06/15/2012	N/A	5,125,500
						13,340,500
	Total Convertible Bonds — 53.7%
	(Cost $225,211,611)					262,467,684

See notes to financial statements.

Semiannual Report l April 30, 2011 l 11

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments (unaudited) continued

Principal			Rating			Optional Call
Amount		Description	(S&P)*	Coupon	Maturity	Provisions**	Value
		Corporate Bonds — 32.5%
		Advertising — 0.2%
$ 1,000,000		Lamar Media Corp.	B+	7.88%	04/15/2018	04/15/14 @ 104	$ 1,080,000
		Aerospace & Defense — 0.3%
	1,500,000	TransDigm, Inc.(a)	B-	7.75%	12/15/2018	12/15/14 @ 104	1,623,750
		Auto Parts & Equipment — 0.5%
	500,000	Cooper Tire & Rubber Co.	BB-	8.00%	12/15/2019	N/A	536,875
	750,000	Lear Corp.	BB+	7.88%	03/15/2018	03/15/14 @ 104	826,875
	1,060,000	Pittsburgh Glass Works, LLC(a)	B+	8.50%	04/15/2016	04/15/13 @ 104	1,113,000
							2,476,750
		Banks — 1.4%
	1,750,000	Ally Financial, Inc.	B	8.30%	02/12/2015	N/A	1,973,125
	2,000,000	CIT Group, Inc.	B+	7.00%	05/01/2016	01/01/12 @ 100	2,020,000
GBP	1,400,000	Commerzbank Capital Funding Trust II, Series GBP	C	5.91%	03/29/2049	04/12/18 @ 100	2,031,564
$ 1,000,000		Synovus Financial Corp.	B+	5.13%	06/15/2017	N/A	940,098
							6,964,787
		Beverages — 0.5%
	750,000	CEDC Finance Corp. International, Inc.(a)	B	9.13%	12/01/2016	12/01/13 @ 105	729,375
	1,750,000	Constellation Brands, Inc.	BB	7.25%	09/01/2016	N/A	1,916,250
							2,645,625
		Biotechnology — 0.6%
	1,000,000	STHI Holding Corp.(a)	B	8.00%	03/15/2018	03/15/14 @ 106	1,032,500
	1,500,000	Talecris Biotherapeutics Holdings Corp.	BB	7.75%	11/15/2016	11/15/12 @ 104	1,657,500
							2,690,000
		Building Materials — 0.2%
	250,000	Cemex Finance, LLC(a)	B	9.50%	12/14/2016	12/14/13 @ 105	267,500
	250,000	Euramax International, Inc.(a)	B-	9.50%	04/01/2016	04/01/13 @ 107	261,250
	250,000	Nortek, Inc.(a)	B	8.50%	04/15/2021	04/15/16 @ 104	250,625
	375,000	Ply Gem Industries, Inc.(a)	B-	8.25%	02/15/2018	02/15/14 @ 106	387,188
							1,166,563
		Chemicals — 1.6%
	2,000,000	Hexion US Finance Corp.(a)	CCC+	9.00%	11/15/2020	11/15/15 @ 105	2,165,000
	1,625,000	Ineos Finance PLC (United Kingdom)(a)	B	9.00%	05/15/2015	05/15/13 @ 105	1,787,500
	3,607,000	Lyondell Chemical Co.	BB-	11.00%	05/01/2018	05/01/13 @ 100	4,093,945
							8,046,445
		Commercial Services — 0.2%
	1,000,000	Avis Budget Car Rental, LLC	B	8.25%	01/15/2019	10/15/14 @ 104	1,067,500
	125,000	Stewart Enterprises, Inc.(a)	BB-	6.50%	04/15/2019	04/15/14 @ 105	126,563
							1,194,063
		Diversified Financial Services — 2.5%
	5,400,000	Capital One Capital V	BB	10.25%	08/15/2039	N/A	5,865,750
	1,500,000	Ford Motor Credit Co., LLC	BB-	12.00%	05/15/2015	N/A	1,915,869
	5,000,000	Textron Financial Corp.(a) (d)	B	6.00%	02/15/2067	02/15/17 @ 100	4,375,000
							12,156,619
		Electric — 0.2%
	750,000	Texas Competitive Electric Holdings Co., LLC(a)	CCC	11.50%	10/01/2020	04/01/16 @ 106	774,375

See notes to financial statements.
12 l Semiannual Report l April 30, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments (unaudited) continued

Principal			Rating			Optional Call
Amount		Description	(S&P)*	Coupon	Maturity	Provisions**	Value
		Electronics — 0.2%
$ 750,000		Sanmina-SCI Corp.	B-	8.13%	03/01/2016	03/01/12 @ 103	$ 785,625
		Entertainment — 0.5%
	1,942,000	MU Finance PLC (United Kingdom)(a)	NR	8.38%	02/01/2017	02/01/13 @ 108	2,116,780
	200,000	Production Resource Group, Inc.(a)	B-	8.88%	05/01/2019	05/01/14 @ 107	207,000
							2,323,780
		Food — 1.4%
	2,000,000	Bumble Bee Acquisition Corp.(a)	B	9.00%	12/15/2017	12/15/14 @ 105	2,105,000
	200,000	Dole Food Co., Inc.	B+	13.88%	03/15/2014	03/15/12 @ 114	244,500
	668,000	Smithfield Foods, Inc.	BB	10.00%	07/15/2014	N/A	794,920
	2,800,000	Smithfield Foods, Inc.	B+	7.75%	07/01/2017	N/A	3,031,000
	500,000	Tyson Foods, Inc.	BBB-	10.50%	03/01/2014	N/A	606,250
							6,781,670
		Forest Products & Paper — 0.8%
	1,500,000	AbitibiBowater, Inc.(a)	B+	10.25%	10/15/2018	10/15/14 @ 105	1,665,000
EUR	1,500,000	M-real OYJ (Finland)(e)	B-	8.75%	04/01/2013	N/A	2,392,305
							4,057,305
		Health Care Services — 1.8%
$ 2,500,000		Apria Healthcare Group, Inc.	BB+	11.25%	11/01/2014	11/01/11 @ 106	2,706,250
	1,750,000	Capella Healthcare, Inc.(a)	B	9.25%	07/01/2017	07/01/13 @ 107	1,894,375
	1,500,000	Commmunity Health Systems, Inc.	B	8.88%	07/15/2015	07/15/12 @ 102	1,537,500
	500,000	Health NET, Inc.	BB	6.38%	06/01/2017	N/A	520,000
	1,000,000	IASIS Healthcare, LLC(a)	CCC+	8.38%	05/15/2019	05/15/14 @ 106	1,017,500
	1,000,000	Radiation Therapy Services, Inc.	CCC+	9.88%	04/15/2017	04/15/14 @ 105	1,025,000
							8,700,625
		Household Products & Housewares — 0.2%
	1,000,000	Yankee Candle Co., Inc., Series B	CCC+	9.75%	02/15/2017	02/15/12 @ 105	1,072,500
		Insurance — 3.2%
	5,700,000	Liberty Mutual Group, Inc.(a) (d)	BB	10.75%	06/15/2058	06/15/38 @ 100	7,809,000
	5,500,000	MetLife, Inc.	BBB	10.75%	08/01/2039	08/01/34 @ 100	7,775,388
							15,584,388
		Iron & Steel — 0.1%
	75,000	Algoma Acquisition Corp. (Canada)(a)	CCC+	9.88%	06/15/2015	06/15/12 @ 102	70,219
	1,000,000	Ryerson Holding Corp.(f)	CCC	0.00%	02/01/2015	08/01/11 @ 59	550,000
							620,219
		Lodging — 1.4%
	575,000	Caesars Entertainment Operating Co., Inc.	CCC	10.00%	12/15/2018	12/15/13 @ 105	542,656
	1,000,000	Marina District Finance Co., Inc.(a)	BB	9.50%	10/15/2015	10/15/13 @ 105	1,077,500
	500,000	MGM Resorts International	CCC+	5.88%	02/27/2014	N/A	491,250
	1,500,000	Starwood Hotels & Resorts Worldwide, Inc.	BB+	6.75%	05/15/2018	N/A	1,646,250
	500,000	Wyndham Worldwide Corp.	BBB-	6.00%	12/01/2016	N/A	535,821
	2,501,000	Wynn Las Vegas, LLC	BB+	7.75%	08/15/2020	08/15/15 @ 104	2,744,848
							7,038,325
		Machinery-Construction & Mining — 0.1%
	250,000	Terex Corp.	BB-	10.88%	06/01/2016	06/01/13 @ 105	293,750

See notes to financial statements.
Semiannual Report l April 30, 2011 l 13

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments (unaudited) continued

Principal			Rating			Optional Call
Amount		Description	(S&P)*	Coupon	Maturity	Provisions**	Value
		Machinery-Diversified — 0.8%
$ 1,500,000		Case New Holland, Inc.(a)	BB+	7.88%	12/01/2017	N/A	$ 1,683,750
EUR	1,350,000	Heidelberger Druckmaschinen AG (Germany)(a)	B-	9.25%	04/15/2018	04/15/14 @ 107	2,045,421
							3,729,171
		Media — 1.7%
$ 500,000		Charter Communications Operating, LLC(a)	BB+	10.88%	09/15/2014	03/15/12 @ 105	561,250
	2,344,000	Clear Channel Worldwide Holdings, Inc., Series B	B	9.25%	12/15/2017	12/15/12 @ 107	2,619,420
	250,000	CSC Holdings, LLC	BB	8.50%	06/15/2015	06/15/12 @ 104	274,062
	1,750,000	DISH DBS Corp.	BB-	7.13%	02/01/2016	N/A	1,872,500
	1,000,000	Gannett Co., Inc.	Baa3	10.00%	04/01/2016	N/A	1,165,000
	750,000	Gray Television, Inc.	CCC	10.50%	06/29/2015	11/01/12 @ 108	811,875
	1,000,000	Univision Communications, Inc.(a)	B+	7.88%	11/01/2020	11/01/15 @ 104	1,070,000
							8,374,107
		Mining — 0.5%
	2,125,000	FMG Resources August 2006 Pty Ltd. (Australia)(a)	B	6.88%	02/01/2018	02/01/14 @ 105	2,252,500
		Miscellaneous Manufacturing — 0.7%
	2,000,000	Polypore International, Inc.(a)	B-	7.50%	11/15/2017	11/15/13 @ 106	2,128,750
	1,000,000	Reddy ICE Corp.	B-	11.25%	03/15/2015	03/15/13 @ 106	1,042,500
							3,171,250
		Office & Business Equipment — 0.9%
	1,000,000	CDW, LLC(a)	CCC+	8.50%	04/01/2019	04/01/15 @ 104	1,013,750
	3,500,000	Xerox Capital Trust I	BB	8.00%	02/01/2027	02/01/12 @ 101	3,559,388
							4,573,138
		Oil & Gas — 2.5%
	2,500,000	Alta Mesa Holdings/Alta Mesa Finance Service Corp.(a)	B	9.63%	10/15/2018	10/15/14 @ 105	2,575,000
	1,000,000	Carrizo Oil & Gas, Inc.(a)	B-	8.63%	10/15/2018	10/15/14 @ 104	1,072,500
	500,000	Chesapeake Energy Corp.	BB+	9.50%	02/15/2015	N/A	604,375
	1,000,000	Clayton Williams Energy, Inc.(a)	B	7.75%	04/01/2019	04/01/15 @ 104	1,005,000
	2,000,000	Energy XXI Gulf Coast, Inc.(a)	B	9.25%	12/15/2017	12/15/14 @ 105	2,185,000
	1,500,000	Goodrich Petroleum Corp.(a)	CCC+	8.88%	03/15/2019	03/15/15 @ 104	1,522,500
	1,000,000	Hercules Offshore, Inc.(a)	B-	10.50%	10/15/2017	10/15/13 @ 105	1,055,000
	250,000	Laredo Petroleum, Inc.(a)	CCC	9.50%	02/15/2019	02/15/15 @ 105	266,250
	1,000,000	Pioneer Natural Resources Co.	BB+	6.65%	03/15/2017	N/A	1,101,982
	500,000	Range Resources Corp.	BB	8.00%	05/15/2019	05/15/14 @ 104	553,750
	300,000	Western Refining, Inc.(a)	B	11.25%	06/15/2017	06/15/13 @ 106	342,750
							12,284,107
		Oil & Gas Services — 0.6%
	1,500,000	SESI, LLC(a)	BB+	6.38%	05/01/2019	05/01/15 @ 103	1,518,750
	1,160,000	Stallion Oilfield Holdings Ltd.	B-	10.50%	02/15/2015	02/15/13 @ 105	1,255,700
							2,774,450
		Packaging & Containers — 0.2%
	1,000,000	Ball Corp.	BB+	7.13%	09/01/2016	09/01/13 @ 104	1,095,000
		Pharmaceuticals — 0.6%
	2,760,000	Axcan Intermediate Holdings, Inc.	B	12.75%	03/01/2016	03/01/12 @ 106	3,070,500
		Pipelines — 0.2%
	750,000	Crosstex Energy, LP	B+	8.88%	02/15/2018	02/15/14 @ 104	823,125

See notes to financial statements.
14 l Semiannual Report l April 30, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments (unaudited) continued

Principal			Rating			Optional Call
Amount		Description	(S&P)*	Coupon	Maturity	Provisions**	Value
		Real Estate — 0.3%
$ 1,400,000		Realogy Corp.(a)	CC	11.50%	04/15/2017	04/15/13 @ 106	$ 1,466,500
		Real Estate Investment Trusts — 0.3%
	500,000	FelCor Escrow Holdings, LLC(a)	B-	6.75%	06/01/2019	06/01/15 @ 103	499,675
	750,000	Rouse Co., LP	BB+	6.75%	11/09/2015	05/09/13 @ 103	781,875
							1,281,550
		Retail — 2.0%
	1,000,000	Burger King Capital Holdings, LLC(a) (e)	CCC+	0.00%	04/15/2019	04/15/15 @ 95	595,000
	750,000	Burlington Coat Factory Warehouse Corp.(a)	CCC	10.00%	02/15/2019	02/15/15 @ 105	770,625
	1,000,000	Dave & Buster’s, Inc.	CCC+	11.00%	06/01/2018	06/01/14 @ 106	1,097,500
	1,500,000	HOA Restaurant Group, LLC(a)	B	11.25%	04/01/2017	04/01/14 @ 106	1,556,250
	1,000,000	Landry’s Restaurants, Inc.	B	11.63%	12/01/2015	12/01/12 @ 106	1,087,500
	750,000	Needle Merger Sub Corp.(a)	CCC+	8.13%	03/15/2019	03/15/14 @ 104	772,500
	1,250,000	Rite AID Corp.	CCC	9.38%	12/15/2015	06/15/12 @ 102	1,171,875
	500,000	Rite AID Corp.	B+	9.75%	06/12/2016	06/12/13 @ 105	565,625
	2,050,000	Toys“R”US Property Co. II, LLC	B+	8.50%	12/01/2017	12/01/13 @ 104	2,214,000
							9,830,875
		Software — 0.1%
	500,000	First Data Corp.	CCC+	11.25%	03/31/2016	09/30/11 @ 106	507,500
		Storage & Warehousing — 0.3%
	1,500,000	Niska Gas Storage US, LLC	BB-	8.88%	03/15/2018	03/15/14 @ 104	1,633,125
		Telecommunications — 2.7%
	750,000	Clearwire Communications, LLC(a)	CCC+	12.00%	12/01/2015	12/01/12 @ 106	819,375
	500,000	CommScope, Inc.(a)	B	8.25%	01/15/2019	01/15/15 @ 104	528,750
	1,500,000	Crown Castle International Corp.	B-	9.00%	01/15/2015	01/15/13 @ 106	1,672,500
	2,500,000	Intelsat Luxembourg SA (Luxembourg)	CCC+	11.25%	02/04/2017	02/15/13 @ 106	2,740,625
	1,324,000	iPCS, Inc.(d)	BB-	2.43%	05/01/2013	06/03/11 @ 100	1,287,590
	1,500,000	NII Capital Corp.	B+	7.63%	04/01/2021	04/01/16 @ 104	1,593,750
	750,000	Virgin Media Finance PLC, Series 1 (United Kingdom)	BB-	9.50%	08/15/2016	08/15/13 @ 105	863,438
	1,500,000	Virgin Media Finance PLC (United Kingdom)	BB-	8.38%	10/15/2019	10/15/14 @ 104	1,702,500
EUR	500,000	Wind Acquisition Finance SA (Luxembourg)(a)	BB-	11.75%	07/15/2017	07/15/13 @ 106	867,906
$ 500,000		Wind Acquisition Finance SA (Luxembourg)(a)	BB	7.25%	02/15/2018	11/15/13 @ 105	530,000
	500,000	Windstream Corp.(a)	B+	7.75%	10/01/2021	10/01/16 @ 104	531,250
							13,137,684
		Transportation — 0.2%
	500,000	ACL I Corp.(a)	CCC+	10.63%	02/15/2016	02/15/13 @ 105	511,250
	400,000	Swift Services Holdings, Inc.(a)	B-	10.00%	11/15/2018	11/15/14 @ 105	441,000
							952,250
		Total Corporate Bonds — 32.5%
		(Cost $148,990,097)					159,033,996
	Number		Rating
	of Shares	Description	(S&P)*	Coupon	Maturity		Value
		Convertible Preferred Stocks — 57.5%
		Advertising — 0.9%
	4,200	Interpublic Group of Cos., Inc., Series B(g)	B	5.25%			4,515,000
		Agriculture — 1.0%
	109,100	Archer-Daniels-Midland Co.	A	6.25%	06/01/2011		5,108,062

See notes to financial statements.
Semiannual Report l April 30, 2011 l 15

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments (unaudited) continued

Number		Rating
of Shares	Description	(S&P)*	Coupon	Maturity	Value
	Airlines — 1.7%
235,000	Continental Airlines Finance Trust II	Caa1	6.00%	11/15/2030	$ 8,430,625
	Auto Manufacturers — 2.1%
210,047	General Motors Co., Series B	B-	4.75%	12/01/2013	10,462,441
	Auto Parts & Equipment — 1.1%
86,000	Goodyear Tire & Rubber	NR	5.88%	04/01/2014	5,141,080
	Banks — 13.0%
10,650	Bank of America Corp., Series L(g)	BB+	7.25%		11,118,600
85,479	Citigroup, Inc.	NR	7.50%	12/15/2012	11,115,689
72,176	KeyCorp, Series A(g)	BB	7.75%		8,169,602
349,388	Synovus Financial Corp., Series tMED	NR	8.25%	05/15/2013	8,277,002
205,001	UBS AG (Stillwater Mining Co.) (Switzerland)(h)	NR	9.38%	06/15/2012	5,822,028
6,000	Webster Financial Corp., Series A(g)	B+	8.50%		6,435,000
11,852	Wells Fargo & Co., Series L(g)	A-	7.50%		12,793,997
					63,731,918
	Computers — 0.9%
50,000	Unisys Corp., Series A	NR	6.25%	03/01/2014	4,384,500
	Diversified Financial Services — 2.5%
268,711	Citigroup Capital XIII(d)	BB+	7.88%	10/30/2040	7,459,417
361,200	Swift 2010 Mandatory Common Exchange Security Trust(a)	NR	6.00%	12/31/2013	4,967,403
					12,426,820
	Electric — 7.0%
123,400	Great Plains Energy, Inc.	NR	12.00%	06/15/2012	8,138,230
117,062	NextEra Energy, Inc.	A-	8.38%	06/01/2012	6,045,082
227,099	PPL Corp.	NR	9.50%	07/01/2013	12,871,971
136,000	PPL Corp.	NR	8.75%	05/01/2014	7,303,200
					34,358,483
	Hand & Machine Tools — 1.6%
64,510	Stanley Black & Decker, Inc.	BBB+	4.75%	11/17/2015	7,608,955
	Health Care Services — 1.7%
7,500	Healthsouth Corp., Series A(g)	CCC+	6.50%		8,233,125
	Home Builders — 0.3%
83,100	Hovnanian Enterprises	NR	7.25%	02/15/2014	1,640,394
	Housewares — 0.9%
95,290	Newell Financial Trust I	BB	5.25%	12/01/2027	4,407,162
	Insurance — 4.3%
280,000	Hartford Financial Services Group, Inc., Series F	BB+	7.25%	04/01/2013	7,532,000
83,475	MetLife, Inc.	BBB-	5.00%	09/11/2013	7,307,401
190,667	XL Group PLC (Ireland)	BBB-	10.75%	08/15/2011	6,271,038
					21,110,439
	Media — 0.6%
45,000	Nielsen Holdings NV (Netherlands)	B	6.25%	02/01/2013	2,719,687
	Mining — 0.8%
70,002	AngloGold Ashanti Holdings Finance PLC (South Africa)	NR	6.00%	09/15/2013	3,948,113
	Oil & Gas — 4.5%
197,924	Apache Corp., Series D	BBB+	6.00%	08/01/2013	13,929,891
30,000	Chesapeake Energy Corp.(g)	B+	5.00%		3,105,000
99,750	Goodrich Petroleum Corp., Series B(g)	NR	5.38%		4,763,063
					21,797,954

See notes to financial statements.

16 l Semiannual Report l April 30, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments (unaudited) continued

Number		Rating
of Shares	Description	(S&P)*	Coupon	Maturity	Value
	Pharmaceuticals — 3.2%
321,000	Omnicare Capital Trust II, Series B	B	4.00%	06/15/2033	$ 15,472,200
	Real Estate — 0.8%
65,000	Forest City Enterprises, Inc., Series A(g)	CCC+	7.00%		3,900,000
	Real Estate Investment Trusts — 3.1%
428,307	Alexandria Real Estate Equities, Inc., Series D(g)	NR	7.00%		11,414,382
65,000	Health Care REIT, Inc., Series I(g)	BB	6.50%		3,487,900
					14,902,282
	Savings & Loans — 2.8%
272,788	New York Community Capital Trust V	BB-	6.00%	11/01/2051	13,503,006
	Telecommunications — 2.7%
13,155	Lucent Technologies Capital Trust I (France)	CCC	7.75%	03/15/2017	13,023,450
	Total Convertible Preferred Stocks — 57.5%
	(Cost $239,062,492)				280,825,696
	Common Stocks — 0.9%
	Banks — 0.2%
25,000	JPMorgan Chase & Co.				1,140,750
	Health Care Services — 0.7%
500,000	Tenet Healthcare Corp.(i)				3,465,000
	Total Common Stocks — 0.9%
	(Cost $4,438,592)				4,605,750
	Preferred Stock — 1.4%
	Lodging — 1.4%
61,200	Las Vegas Sands Corp., Series A	NR	10.00%		6,850,575
	(Cost $6,772,800)
	Warrants — 2.4%
	Banks — 2.4%
1,493,661	Bank of America Corp.(i)			10/28/2018	3,256,181
1,250,000	Citigroup, Inc.(i)			01/04/2019	1,062,500
446,542	JPMorgan Chase & Co.(i)			10/28/2018	7,412,597
	(Cost $10,568,236)				11,731,278
	Total Long-Term Investments — 148.4%
	(Cost $635,043,828)				725,514,979
	Short-Term Investments — 2.7%
	Money Markets — 2.7%
10,000,000	Dreyfus Treasury & Agency Cash Management — Investor Shares(c)				10,000,000
3,006,841	Goldman Sachs Financial Prime Obligations(c)				3,006,841
	(Cost $13,006,841)				13,006,841
	Total Investments — 151.1%
	(Cost $648,050,669)				738,521,820
	Other Assets in excess of Liabilities — 2.5%				12,281,910
	Preferred Shares, at redemption value — (-53.6% of Net Assets Applicable to
	Common Shareholders or -35.5% of Total Investments)				(262,000,000)
	Net Assets Applicable to Common Shareholders — 100.0%				$ 488,803,730

See notes to financial statements.

Semiannual Report l April 30, 2011 l 17

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments (unaudited) continued

AG – Stock Corporation
LLC – Limited Liability Company
LP – Limited Partnership
N/A – Not Available
NV – Publicly Traded Company
OYJ – Public Traded Company
PLC – Public Limited Company
SA – Corporation
SAB de CV – Publicly Traded Company
*
Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for secu- rities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.
All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.
(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011, these securities amounted to $125,438,285, which represents 25.7% of net assets applicable to common shares.

(b)	Security becomes an accreting bond after December 15, 2016 with a 2.0% principal accretion rate.
(c)	All or a portion of these securities have been physically segregated in connection with futures contracts. As of April 30, 2011, the total amount segregated was $16,220,591.
(d)	Floating or variable rate coupon. The rate shown is as of April 30, 2011.
(e)	Security is a“step coupon”bond where the coupon increases or decreases at a predetermined date. The rate shown reflects the rate in effect at the end of the reporting period.
(f)	Zero coupon bond.
(g)	Perpetual maturity.
(h)	Security is exchangeable into security of another entity that is different than the issuer. The entity is listed in a parenthetical.
(i)	Non-income producing security.

See notes to financial statements.

18 l Semiannual Report l April 30, 2011

AVK l Advent Claymore Convertible Securities and Income Fund

Statement of Assets and Liabilities l April 30, 2011 (unaudited)

Assets
Investments in securities, at value (cost $648,050,669)	$738,521,820
Cash	1,561,144
Foreign currency, at value (cost $38,414)	39,397
Receivable for securities sold	20,706,823
Interest receivable	5,265,073
Dividends receivable	1,103,037
Other assets	79,385
Total assets	767,276,679
Liabilities
Payable for securities purchased	15,685,141
Advisory fee payable	324,237
Servicing fee payable	122,354
Dividends payable - preferred shares	91,588
Administration fee payable	12,323
Variation margin on futures	11,719
Accrued expenses and other liabilities	225,587
Total liabilities	16,472,949
Preferred Stock, at redemption value
Auction Market Preferred Shares
$0.001 par value per share; 11,000 authorized, and 10,480 issued and outstanding at $25,000 per share liquidation preference	262,000,000
Net Assets Applicable to Common Shareholders	$488,803,730
Composition of Net Assets Applicable to Common Shareholders
Common Stock, $0.001 par value per share; unlimited number of shares authorized, 23,580,877 shares issued and outstanding	$23,581
Additional paid-in capital	557,792,246
Net unrealized appreciation on investments, futures and currency translation	90,405,968
Accumulated net realized gain (loss) on investments, swaps, options, futures and foreign currency transactions	(155,436,868)
Distributions in excess of net investment income	(3,981,197)
Net Assets Applicable to Common Shareholders	$488,803,730
Net Asset Value Applicable to Common Shareholders
(based on 23,580,877 common shares outstanding)	$20.73

See notes to financial statements.

Semiannual Report l April 30, 2011 l 19

AVK l Advent Claymore Convertible Securities and Income Fund

Statement of Operations l For the six months ended April 30, 2011 (unaudited)

Investment Income
Interest	$11,163,688
Dividends	8,254,911
Total income		$19,418,599
Expenses
Advisory fee	1,961,469
Servicing agent fee	762,794
Preferred share maintenance	251,567
Professional fees	109,205
Administration fee	74,321
Trustees’fees and expenses	74,128
Fund accounting	70,919
Printing	50,429
Custodian	47,873
Insurance	45,266
Rating agency fee	11,765
NYSE listing fee	10,582
Transfer agent	10,202
ICI dues	8,800
Miscellaneous	13,180
Total expenses		3,502,500
Advisory and Servicing agent fees waived		(72,647)
Net expenses		3,429,853
Net investment income		15,988,746
Realized and Unrealized Gain (Loss) on Investments,
Swaps and Foreign Currency Transactions:
Net realized gain (loss) on:
Investments		22,742,570
Swaps		(86,624)
Options		4,142
Foreign currency transactions		(4,977)
Net change in unrealized appreciation (depreciation) on:
Investments		18,840,328
Swaps		67,670
Futures		(67,733)
Foreign currency translation		234,544
Net realized and unrealized gain (loss) on investments, swaps, options, futures and
foreign currency transactions		41,729,920
Distributions to Preferred Shareholders from net investment income		(1,973,886)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$55,744,780

See notes to financial statements.

20 l Semiannual Report l April 30, 2011

AVK l Advent Claymore Convertible Securities and Income Fund

Statement of Changes in Net Assets Applicable to Common Shareholdersl

	For the
	Six Months Ended	For the
	April 30, 2011	Year Ended
	(unaudited)	October 31, 2010
Change in Net Assets Applicable to Common Shareholders Resulting from Operations:
Net investment income	$15,988,746	$30,499,886
Net realized gain (loss) on investments, swaps, options and foreign currency transactions	22,655,111	56,105,306
Net change in unrealized appreciation on investments,
swaps futures and foreign currency translation	19,074,809	17,105,140
Distributions to Preferred Shareholders:
From net investment income	(1,973,886)	(4,013,853)
Net increase in net assets applicable to Common Shareholders resulting from operations	55,744,780	99,696,479
Distributions to Common Shareholders:
From and in excess of net investment income	(23,991,184)	(26,570,932)
Total increase in net assets	31,753,596	73,125,547
Net Assets Applicable to Common Shareholders
Beginning of period	457,050,134	383,924,587
End of period (including distributions in excess of net investment income of $3,981,197 and undistributed
net investment income of $5,995,127, respectively)	$488,803,730	$457,050,134

See notes to financial statements.

Semiannual Report l April 30, 2011 l 21

AVK l Advent Claymore Convertible Securities and Income Fund
Financial Highlightsl

	For the
Per share operating performance	Six Months Ended		For the	For the	For the	For the	For the
for a share of common stock	April 30, 2011		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
outstanding throughout the period	(unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006
Net asset value, beginning of period	$19.38		$16.28	$12.52	$28.23	$26.82	$25.69
Income from investment operations
Net investment income (a)	0.68		1.29	1.06	1.66	1.94	1.99
Net realized and unrealized gain/loss on
investments, swaps, options,
futures and foreign
currency transactions	1.77		3.11	4.10	(14.66)	2.68	2.28
Distributions to preferred shareholders:
From net investment income
(common share equivalent basis)	(0.08)		(0.17)	(0.20)	(0.49)	(0.52)	(0.56)
From net realized gains
(common share equivalent basis)	–		–	–	(0.03)	(0.11)	–
Total preferred distributions
(common share equivalent basis)	(0.08)		(0.17)	(0.20)	(0.52)	(0.63)	(0.56)
Total from investment operations	2.37		4.23	4.96	(13.52)	3.99	3.71
Common and preferred shares’ offering
expenses charged to paid-in-capital
in excess of par value	–		–	–	–	–	– *
Distributions to Common Shareholders:
From and in excess of net investment income	(1.02)		(1.13)	(1.19)	(2.05)	(2.08)	(2.58)
From net realized gain	–		–	–	(0.13)	(0.50)	–
Return of capital	–		–	(0.01)	(0.01)	–	–
Total distributions to Common Shareholders	(1.02)		(1.13)	(1.20)	(2.19)	(2.58)	(2.58)
Net asset value, end of period	$20.73		$19.38	$16.28	$12.52	$28.23	$26.82
Market value, end of period	$19.17		$18.19	$14.24	$13.11	$25.15	$27.03
Total investment return (b)
Net asset value	12.57%		26.65%	42.52%	–51.06%	15.63%	15.15%
Market value	11.21%		36.74%	20.34%	–41.96%	2.48%	26.86%
Ratios and supplemental data
Net assets, applicable to Common Shareholders,
end of period (thousands)	$488,804		$457,050	$383,925	$295,101	$664,306	$627,383
Preferred shares, at redemption value ($25,000
per share liquidation
preference) (thousands)	$262,000		$262,000	$262,000	$275,000	$275,000	$275,000
Preferred shares asset coverage per share	$71,642		$68,612	$61,634	$51,827	$85,391	$82,035
Ratios to Average Net Assets applicable to Common Shares:
Net Expenses, after fee waiver	1.47	%(c)	1.50%	1.77%	1.22%	1.08%	1.12%
Net Expenses, before fee waiver	1.50	%(c)	1.57%	1.95%	1.47%	1.37%	1.41%
Net Investment Income, after fee waiver, prior
to effect of dividends
to preferred shares	6.85	%(c)	7.12%	7.98%	7.14%	7.09%	7.62%
Net Investment Income, before fee waiver,
prior to effect of dividends
to preferred shares	6.82	%(c)	7.05%	7.80%	6.89%	6.80%	7.33%
Net Investment Income, after fee waiver,
after effect of dividends
to preferred shares	6.01	%(c)	6.18%	6.47%	4.92%	4.80%	5.49%
Net Investment Income, before fee waiver,
after effect of dividends
to preferred shares	5.98	%(c)	6.11%	6.29%	4.67%	4.51%	5.20%
Portfolio turnover rate	51%		65%	121%	87%	76%	81%

*	Amount less than $0.01.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distribu- tions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

See notes to financial statements.

22 l Semiannual Report l April 30, 2011

AVK l Advent Claymore Convertible Securities and Income Fund

Notes to Financial StatementslApril 30, 2011 (unaudited)

Note 1 – Organization:
Advent Claymore Convertible Securities and Income Fund (the“Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund will pursue its investment objective by investing at least 80% of its assets in a diversified portfolio of convertible securities and non-convertible income securities.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value”. Such“fair value”is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There were no securities fair valued in accordance with such procedures established by the Board of Trustees at April 30, 2011.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Semiannual Report l April 30, 2011 l 23

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements (unaudited) continued

The Fund has adopted the Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) are required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Fund has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund did not have any Level 3 securities during the six months ended April 30, 2011.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2011:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
(Value in $000s)	(Level 1)	(Level 2)	(Level 3)	Total
Description
Assets:
Convertible Preferred Stocks:
Advertising	$–	$4,515	$–	$4,515
Agriculture	5,108	–	–	5,108
Airlines	–	8,431	–	8,431
Auto Manufacturers	10,462	–	–	10,462
Auto Parts & Equipment	5,141	–	–	5,141
Banks	51,475	12,257	–	63,732
Computers	4,385	–	–	4,385
Diversified Financial Services	7,460	4,967	–	12,427
Electric	28,314	6,045	–	34,359
Hand & MachineTools	7,609	–	–	7,609
Health Care Services	–	8,233	–	8,233
Home Builders	1,640	–	–	1,640
Housewares	–	4,407	–	4,407
Insurance	21,110	–	–	21,110
Media	–	2,720	–	2,720
Mining	3,948	–	–	3,948
Oil & Gas	13,930	7,868	–	21,798
Pharmaceuticals	15,472	–	–	15,472
Real Estate	–	3,900	–	3,900
Real Estate InvestmentTrusts	3,488	11,414	–	14,902
Savings & Loans	13,503	–	–	13,503
Telecommunications	–	13,024	–	13,024
Convertible Bonds	–	262,468	–	262,468
Corporate Bonds	–	159,034	–	159,034
Warrants	11,731	–	–	11,731
Preferred Stocks	–	6,850	–	6,850
Common Stocks	4,606	–	–	4,606
Money Market Fund	13,007	–	–	13,007
Total	$222,389	$516,133	$–	$738,522
Liabilities:
Futures	$–	68	$–	68
Total	$–	$68	$–	$68

There were no transfers between Level 1 and Level 2.

There were no Level 3 transfers.

24 l Semiannual Report l April 30, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements (unaudited) continued

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.

(d) Covered Call Options
The Fund may employ an option strategy of writing (selling) covered call options on securities held in the portfolio of the Fund. The Fund uses options as part of a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, or to protect the value of the Fund’s portfolio.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(e) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund entered into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily using broker quotes at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and ultimately upon the termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

Semiannual Report l April 30, 2011 l 25

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements (unaudited) continued

(f) Futures
The Fund may enter into futures contracts to hedge against, market and other risks in the portfolio. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Fluctuations in the value of open futures contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Concentration of Risk
It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

(h) Distributions to Shareholders
The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 7.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:
Pursuant to the Investment Management Agreement (the“Agreement”) between the Fund and Advent Capital Management, LLC, the Fund’s investment adviser (the“Advisor”), the Advisor is responsible for the daily management for the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Advisor will receive an annual fee from the Fund based on the average value of the Fund’s Managed Assets, which includes the amount from the issuance of the Preferred Shares. In addition, subject to the approval of the Fund’s Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Advisor who devote substantial time to Fund operations may be reimbursed by the Fund to the Advisor. For the six months ended April 30, 2011, the Advisor was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a)
If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets. At the inception of the Fund, the Advisor agreed to waive a portion of the management fee from the Fund during the first five years of the Fund’s operations ending April 30, 2008. Thereafter, the Advisor agreed to waive fees at a declining rate. Effective May 1, 2010, the advisory fee waiver was 0.01% of the average Managed Assets. Effective May 1, 2011, the voluntary fee waiver was discontinued. For the six months ended April 30, 2011, the Advisor waived advisory fees of $36,324.

Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, Inc., the Fund’s servicing agent (the“Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee from the Fund, which will be based on the average value of the Fund’s Managed Assets. The fee will be determined as follows:

(a)
If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.21% of the average value of the Fund’s Managed Assets. At the inception of the Fund, the Servicing Agent agreed to waive a portion of the servicing fee from the Fund during the first five years of the Fund’s operations ending April 30, 2008. Thereafter, the Servicing Agent agreed to waive fees at a declining rate. Effective May 1, 2010, the servicing fee waiver was 0.01% of the average Managed Assets. Effective May 1, 2011, the voluntary servicing fee waiver was discontinued. For the six months ended April 30, 2011, the Servicing Agent waived fees of $36,323.

The fee waivers of the Advisor and the Servicing Agent are contractual commitments of more than one year and are not subject to recoupment.

26 l Semiannual Report l April 30, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements (unaudited) continued

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Guggenheim Funds Investment Advisors, LLC provides fund administration services to the Fund. As compensation for its services performed under the Administration Agreement, Guggenheim Funds Investment Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and directors of the Advisor or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under-distribution.

At April 30, 2011, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding swap agreements are as follows:

Net Tax
Cost of			Net Tax	Unrealized
Investments	Gross Tax	Gross Tax	Unrealized	Depreciation
for Tax	Unrealized	Unrealized	Appreciation	on Derivatives and
Purposes	Appreciation	Depreciation	on Investments	Foreign Currency
$ 653,179,359	$ 92,606,061	$ (7,263,600)	$ 85,342,461	$ (66,750)

As of October 31, 2010, (the most recent fiscal year end for federal income tax purposes) the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$9,970,231	$(176,801,454)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and income adjustments for tax purposes on certain convertible securities.

At October 31, 2010, (the most recent fiscal year end for federal income tax purposes) for federal income tax purposes, the Fund had a capital loss carryforward of $176,801,454 available to offset possible future capital gains. Of the capital loss carryforward, $49,834,602 expires on October 31, 2016, and $126,966,852 expires on October 31, 2017.

For the year ended October 31, 2010, (the most recent fiscal year end for federal income tax purposes) the tax character of distributions paid of $30,584,785 was ordinary income.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Semiannual Report l April 30, 2011 l 27

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements (unaudited) continued

Note 5 – Investments in Securities:
For the six months ended April 30, 2011, purchases and sales of investments, excluding short-term securities, were $371,996,954 and $347,975,008, respectively.

Note 6 – Derivatives:
(a) Covered Call Option
The Fund may employ an option strategy of writing (selling) covered call options on securities held in the portfolio of the Fund. The Fund uses options as part of a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, or to protect the value of the Fund’s portfolio.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or“strike”price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the six months ended April 30, 2011. Details of the transactions were as follows:

	Number	Premiums
	of Contracts	Received
Options outstanding, beginning of year	–	$ –
Options written during the period	175	14,822
Options expired during the period	(175)	(14,822)
Options closed during the period	–	–
Options assigned during the period	–	–
Options outstanding, end of period	–	$ –

(b) Swaps
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the“Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, for the Fund to exercise rights, to the extent not otherwise waived, against counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments’payables or receivables with collateral posted to a segregated custody account.

28 l Semiannual Report l April 30, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements (unaudited) continued

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. However, the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

During the period ended April 30, 2011, the credit default swap agreement outstanding was entered into to manage the risks of the Fund’s portfolio. As of April 30, 2011, there were no swap agreements outstanding.

(c) Futures
A futures contract is an agreement to buy or sell a specified underlying security for a fixed price at a future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit with either the broker or with its custodian in an account in the broker’s name of cash or liquid securities equal to a specified percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities. During the period the futures contracts is open, changes in the value of the contract are recorded as unrealized gain (loss) on the Statement of Operations. When the futures contract is closed or expired, the Fund records a realized gain (loss) on the Statement of Operations.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The Fund uses futures contracts to hedge against market and other risks in the Fund’s portfolio. At April 30, 2011, the following futures contracts were outstanding:

	Number of Contracts	Notional Value	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S.Treasury 5-Year Note	100	$118,469	June-11	$11,779,142	$11,846,875	$(67,733)

(d) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of April 30, 2011.

Statement of Assets and Liabilities Presentation of FairValues of Derivative Instruments:
(amount in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts1	Unrealized appreciation on futures contracts	$ —	Unrealized depreciation on futures contracts	$68

1 Includes cumulative depreciation of futures contracts as reported in the notes to financial statements. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following table presents the effect of Derivative Instruments on the Statement of Operations for the six months ended April 30, 2011.

Effect of Derivative Instruments on the Statement of Operations (amounts in thousands)
Amount of Realized Gain/(Loss) on Derivatives
Derivatives not accounted for as hedging instruments	Swaps	Options	Futures	Total
Equity risk	$—	$ 4	$ —	$ 4
Credit risk	(87)	—	—	(87)
Total	($87)	$ 4	$ —	($83)

Semiannual Report l April 30, 2011 l 29

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements (unaudited) continued

Change in Unrealized (Appreciation)/Depreciation on Derivatives
Derivatives not accounted for as hedging instruments	Swaps	Options	Futures	Total
Credit risk	$ 68	$—	$—	$ 68
Interest rate contracts risk	—	—	(68)	(68)
Total	$ 68	$—	($68)	$—

The Fund decreased the volume of activity in swaps during the six months ended April 30, 2011 with an average notional balance of $1,300,000. As of April 30, 2011, there were no swap agreements outstanding.

The 100 U.S. Treasury Note futures contracts were the only futures contracts entered into by the Fund during the six months ended April 30, 2011.

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 23,580,877 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund issued no shares during the six months ended April 30, 2011 and during the year ended October 31, 2010. At April 30, 2011, Advent Capital Management LLC, the Fund’s investment adviser, owned 8,665 shares of the Fund.

Preferred Shares
On June 19, 2003, the Fund’s Board of Trustees authorized the issuance of Auction Market Preferred Shares (“AMPS”), as part of the Fund’s leverage strategy. AMPS issued by the Fund have seniority over the common shares.

On July 24, 2003, the Fund issued 2,150 shares of Series M7, 2,150 shares of Series T28, 2,150 shares of Series W7 and 2,150 shares of Series TH28, each with a liquidation value of $25,000 per share plus accrued dividends. In addition, on March 16, 2004, the Fund issued 1,200 shares of Series F7 and 1,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends.

The preferred shares redemptions during the year ended October 31, 2009 and the number of preferred shares outstanding at April 30, 2011 are as follows:

	Number of		Number of
	Shares		Shares
	Redeemed	Amount	Outstanding
Series	October 31, 2009	Redeemed	April 30, 2011
M7	102	$2,550,000	2,048
T28	102	$2,550,000	2,048
W7	102	$2,550,000	2,048
W28	56	$1,400,000	1,144
TH28	102	$2,550,000	2,048
F7	56	$1,400,000	1,144

Dividends are accumulated daily at a rate set through an auction process. The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the seven-day LIBOR Rate for a dividend period of 7 to 21 days, and the one-month LIBOR Rate for a dividend period of more than 21 days but fewer than 49 days. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, are made annually.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund’s leverage as well as any alternative that may be available.

30 l Semiannual Report l April 30, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements (unaudited) continued

For the six months ended April 30, 2011, the annualized dividend rates ranged from:
	High	Low	At April 30, 2011
Series M7	1.51%	1.43%	1.43%
Series T28	1.51	1.49	1.49
Series W7	1.51	1.43	1.43
Series W28	1.52	1.46	1.46
Series TH28	1.52	1.46	1.46
Series F7	1.51	1.43	1.43

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 8 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Subsequent Events:
On May 2, 2011, the Fund declared a monthly dividend to common shareholders of $0.0939 per common share. This dividend is payable on May 31, 2011 to shareholders of record on May 13, 2011. On June 1, 2011, the Fund declared a monthly dividend to common shareholders of $0.0939 per common share. This dividend is payable on June 30, 2011 to shareholders of record on June 15, 2011.

The Fund has performed an evaluation of subsequent events through the date the financial statements were available for issue and determined that no additional events have occurred that require disclosure.

Semiannual Report l April 30, 2011 l 31

AVK l Advent Claymore Convertible Securities and Income Fund

Supplemental Information l (unaudited)

Federal Income Tax Information
In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Trustees
The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

Number of
Funds in
Fund
Name, Address, Year of	Term of Office*	Principal Occupations During	Complex**
Birth and Position(s)	and Length of	the Past Five Years and	Overseen	Other Directorships
Held with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Daniel Black+	Since 2005	Partner, the Wicks Group of Cos., LLC (2003-present). Formerly, Managing Director and	3	Director, Antenna
Year of birth: 1960		Co-head of the Merchant Banking Group at BNY Capital Markets, a division of The Bank		International, Inc. and
Trustee		of New York Co., Inc. (1998-2003).		Bonded Services, LTD.
Randall C. Barnes++	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer PepsiCo, Inc.	53	None.
Year of birth: 1951		(1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President,
Trustee		Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).
Derek Medina+	Since 2003	Senior Vice President, Business Affairs at ABC News (2008-present). Vice President, Business	3	Director of Young
Year of birth: 1966		Affairs and News Planning at ABC News (2003-2008). Formerly, Executive Director, Office		Scholar’s Institute.
Trustee		of the President at ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen &
Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/
Morgan Guaranty (1988-1990).
Ronald A. Nyberg++	Since 2003	Partner of Nyberg & Cassioppi, LLC., a law firm specializing in corporate law, estate planning and	55	None.
Year of birth: 1953		business transactions (2000-present). Formerly, Executive Vice President, General Counsel and
Trustee		Corporate Secretary of Van Kampen Investments (1982-1999).
Gerald L. Seizert, CFP+	Since 2003	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity disciplines of	3	Former Director of
Year of birth: 1952		the firm and serves as a co-manager of the firm’s hedge fund, Proper Associates, LLC		Loomis, Sayles
Trustee		(2000-present). Formerly, Co-Chief Executive (1998-1999) and a Managing Partner and		and Co., L.P.
Chief Investment Officer-Equities of Munder Capital Management, LLC (1995-1999).
Former Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager)
(1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984).
Michael A. Smart+	Since 2003	Managing Partner, Cordova, Smart & Williams, LLC, Advisor First Atlantic Capital Ltd.,	3	Chairman, Board of
Year of birth: 1960		(2001-present). Formerly, a Managing Director in Investment Banking-The Private		Directors, Berkshire
Trustee		Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate		Blanket, Inc. President
		Finance (1992-1995) at Merrill Lynch & Co. Founding Partner of The Carpediem		and Chairman,Board
		Group, (1991-1992). Associate at Dillon, Read and Co. (investment bank) (1988-1990).		of Directors, Sqwincher
Holdings.Director, Sprint
Industrial Holdings. Co-chairman, Board of Directors, H2O Plus.
Interested Trustees:
Tracy V. Maitland+f	Since 2003	President of Advent Capital Management, LLC, which he founded in 1995. Prior to June, 2001,	3	None.
Year of birth: 1960		President of Advent Capital Management, a division of Utendahl Capital.
Trustee, President and
Chief Executive Officer

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.

++	Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532.

*
After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-Messrs. Smart and Black, as Class II Trustees, are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.

-Messrs. Maitland and Nyberg as Class III Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.

-Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.

**
The Guggenheim Funds Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc.The Guggenheim Funds Complex is overseen by multiple Boards of Trustees.

f	Mr. Maitland is an“interested person”(as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Advisor.

32 l Semiannual Report l April 30, 2011

AVK l Advent Claymore Convertible Securities and Income Fund l Supplemental Information (unaudited) continued

Officers

The Officers of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) Held with Registrant	Length of Time Served	Other Affiliations
Officers:
F. Barry Nelson	Since 2003	Co-Portfolio Manager at Advent Capital Management, LLC (June 2001- present).
Year of birth: 1943		Prior to June 2001, Mr. Nelson held the same position at Advent Capital
Vice President and Assistant Secretary		Management, a division of Utendahl Capital.
Robert White	Since 2005	Chief Financial Officer, Advent Capital Management, LLC (July 2005-present).
Year of birth: 1965		Previously, Vice President, Client Service Manager, Goldman Sachs Prime
Treasurer and Chief Financial Officer		Brokerage (1997-2005).
Rodd Baxter	Since 2003	General Counsel, Advent Capital Management, LLC (2002-present).
Year of birth: 1950
Secretary and Chief Compliance Officer

*	Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Semiannual Report l April 30, 2011 l 33

AVK l Advent Claymore Convertible Securities and Income Fund

Dividend Reinvestment Plan l (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the“Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the“Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a“Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

34 l Semiannual Report l April 30, 2011

AVK l Advent Claymore Convertible Securities and Income Fund

Investment Management Agreement Re-Approval l

Section 15(c) of the Investment Company Act of 1940, as amended (the“1940 Act”) contemplates that the Board of Trustees (the“Board”) of Advent Claymore Convertible Securities and Income Fund (the“Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment management agreement and are not“interested persons”of the Fund, as defined in the 1940 Act (the“Independent Trustees”), is required to annually review and re-approve the terms of the Fund’s existing investment management agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the investment management agreement (the“Management Agreement”) with Advent Capital Management, LLC (“Advent”) for the Fund.

More specifically, at a meeting held on March 29, 2011, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Advent and the re-approval of the Management Agreement.

Nature, Extent and Quality of Services
The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent under the Management Agreement. The Board reviewed and analyzed the responses of Advent to a detailed series of requests submitted by the Independent Trustees’independent legal counsel on behalf of such Trustees which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by personnel of Advent. In this regard, the Board specifically reviewed the qualifications, background and responsibilities of the officers primarily responsible for day-to-day portfolio management services for the Fund.

The Board evaluated the ability of Advent, including its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. Accordingly, the Board considered information regarding the compensation structures for the personnel of Advent involved in the management of the Fund. The Board considered information regarding personnel changes at Advent.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent.

Fund Performance and Expenses
The Board considered the performance results for the Fund on a market price and net asset value basis over various time periods. It also considered these results in comparison to the performance results of a group of other closed-end funds that were respectively determined to be similar to the Fund in terms of investment strategy (the "Peer Group"). The Board recognized that the number of other funds in the Peer Group was low and that for a variety of reasons Peer Group comparisons may have limited usefulness. Performance was also compared against various indices. The Board also reviewed information about the discount at which the Fund’s shares have traded as compared with its peers.

The Board received and considered statistical information regarding the Fund’s total expense ratio (based on net assets applicable to common shares) and its various components. The Board also considered comparisons of these expenses to the expense information for the Peer Group. The Board recognized that the expense ratio of the Fund (expressed as a percentage of net assets attributable to common shares) was higher than expense ratios of certain Peer Group funds because of the Fund's leverage, and because certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios. The Board also noted that expense ratio comparisons with Peer Groups was difficult, because each fund’s definition of expenses was different. The Board considered that the Fund benefited from the use of leverage despite the costs.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreement.

Investment Management Fee Rate
The Board reviewed and considered the contractual investment management fee rate for the Fund (the“Management Agreement Rate”) payable by the Fund to Advent. In addition, the Board reviewed and considered all fee waiver arrangements applicable to the Management Agreement Rate and considered the Management Agreement Rate after taking all applicable waivers into account (the“Net Management Rate”).

Additionally, the Board received and considered information comparing the Management Agreement Rate (on a stand-alone basis exclusive of service fee/administrative fee rates) with those of the other funds in the Peer Group. The Board concluded that the fees were fair and equitable based on relevant factors, including the Fund’s performance results and total expenses relative to the Peer Group.

Profitability
The Board received and considered an estimated profitability analysis of Advent based on the Net Management Rate.The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Advent received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

Semiannual Report l April 30, 2011 l 35

Information about Services to Other Clients
The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Advent to their other clients. In particular, Advent explained that its hedge fund clients pay higher fees than the Fund. Advent also confirmed that the Fund differs from certain other accounts advised by Advent in that it is more complex to manage, require greater resources from Advent and differs in terms of investment strategy and use of leverage. The Board also noted the differing services provided to the Fund in relation to those typically provided to hedge funds and separate accounts.

After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Investment Management Agreement was in the best interest of the Fund and its shareholders.

36 l Semiannual Report l April 30, 2011

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AVK l Advent Claymore Convertible Securities and Income Fund

Fund Information l

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	TracyV. Maitland	Advent Capital Management, LLC
	President and Chief Executive Officer	NewYork, NewYork
Daniel Black
	F. Barry Nelson	Servicing Agent
TracyV. Maitland*	Vice President and Assistant Secretary	Guggenheim Funds Distributors, Inc.
Chairman		Lisle, Illinois
Robert White
Derek Medina	Treasurer and Chief Financial Officer	Custodian and
Transfer Agent
Ronald A. Nyberg	Rodd Baxter	The Bank of NewYork Mellon
	Secretary and Chief Compliance Officer	NewYork, NewYork
Gerald L. Seizert
Administrator
Michael A. Smart		Guggenheim Funds Investment
Advisors, LLC
Lisle, Illinois
* Trustee is an “interested person” of the Fund as defined in
the Investment Company Act of 1940, as amended, because		Preferred Stock-
of his position as an officer of the Advisor.		Dividend
Paying Agent
The Bank of New York Mellon
New York, New York
Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, New York
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
NewYork, NewYork

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information.The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor, its affiliates and the Fund’s Administrator with a legitimate business need for the information.The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian andTransfer Agent:
The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting Guggenheim Funds’website at www.guggenheimfunds.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Funds’website at www.guggenheimfunds.com/avk.The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room inWashington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

Semiannual Report l April 30, 2011 l 39

AVK l Advent Claymore Convertible Securities and Income Fund

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in NewYork, which specializes in convertible and high-yield securities for institutional and individual investors.The firm was established by TracyV. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch.Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities.The Fund Manager seeks securities with attractive risk/reward characteristics.Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process
Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC
1271 Avenue of the Americas
New York, NY 10020

CEF-AVK-SAR-0411

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)	Not applicable.

(b)	Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Claymore Convertible Securities and Income Fund

By:                /S/ Tracy V. Maitland

Name:           Tracy V. Maitland

Title:             President and Chief Executive Officer

Date:             July 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                /S/ Tracy V. Maitland

Name:           Tracy V. Maitland

Title:             President and Chief Executive Officer

Date:             July 8, 2011

By:               /S/ Robert White

Name:           Robert White

Title:             Treasurer and Chief Financial Officer

Date:             July 8, 2011